                                                                   EXHIBIT 10.24

                                EXPONENT, INC.

                          RESTRICTED STOCK AWARD PLAN

     1.   Purposes of the Plan.  The purposes of this Plan are:
          --------------------

          .    to provide additional incentive to Employees, and

          .    to promote the success of the Company's business.

     Restricted Stock Awards granted under the Plan.

     2.   Definitions. As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees as shall
                -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of restricted stock award plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Restricted Stock Awards are, or will be, granted under the Plan.

          (c)  "Award" means the holder of an outstanding Restricted Stock Award
                -----
granted under the Plan.

          (d)  "Board" means the Board of Directors of the Company.
                -----

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (f)  "Committee" means a committee of Directors appointed by the Board
                ---------
in accordance with Section 4 of the Plan.

          (g)  "Common Stock" means the common stock of the Company.
                ------------

          (h)  "Company" means Exponent, Inc., a Delaware corporation.
                -------

          (i)  "Consultant" means any person, including an advisor, engaged by
                ----------
the Company or a Parent or Subsidiary to render services to such entity.

          (j)  "Director" means a member of the Board.
                --------

          (k)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (l)  "Employee" means any person, including Officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (n)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o)  "Notice of Grant" means a written or electronic notice evidencing
                ---------------
certain terms and conditions of an individual Restricted Stock Award grant. The Notice of Grant is part of the Restricted Stock Award Agreement.

          (p)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q)  "Optioned Stock" means the Common Stock subject to a Restricted
                --------------
Stock Award.

          (r)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (s)  "Plan" means this Restricted Stock Award Plan.
                ----

          (t)  "Restricted Stock Award" means shares of Common Stock granted
                ----------------------
pursuant to Section 7 of the Plan.

          (u)  "Restricted Stock Award Agreement" means a written agreement
                --------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock awarded under a Restricted Stock Award. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (v)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (w)  "Section 16(b) " means Section 16(b) of the Exchange Act.
                -------------

          (x)  "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (y)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (z)  "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

          3.   Stock Subject to the Plan. Subject to the provisions of Section 9
               -------------------------
of the Plan, the maximum aggregate number of Shares which may be optioned and granted under the Plan is 100,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If a Restricted Stock Award expires or becomes unexercisable without having been acquired in full, the unacquired Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except Shares that are reacquired by the Company shall become available for future grant under the Plan.

          4.   Administration of the Plan.
               --------------------------

               (a)  Procedure.
                    ---------

                    (i)   Multiple Administrative Bodies. The Plan may be
                          ------------------------------
administered by different Committees with respect to different groups of Service Providers.

                    (ii)  Rule 16b-3. To the extent desirable to qualify
                          ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                    (iii) Other Administration. Other than as provided above,
                          --------------------
the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Restricted Stock Awards may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Restricted Stock Award granted hereunder;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Restricted Stock Awards granted hereunder. Such terms and conditions include, but are not limited to, the time or times when Restricted Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (viii) to modify or amend each Restricted Stock Award (subject to Section 11(c) of the Plan);

               (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Restricted Stock Award previously granted by the Administrator;

               (x) to allow employees receiving Restricted Stock to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued or purchase from the Shares issued that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an employee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision.  The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Restricted Stock Awards.

     5.   Eligibility. Restricted Stock Awards may be granted to Employees;
          -----------
provided, however, that Employees who own at least three percent (3%) of the Company's outstanding Common Stock may not receive Restricted Stock Awards under the Plan. Neither the Plan nor any Restricted Stock Award shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan.  Subject to Section 15 of the Plan, the Plan shall
          ------------
become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 11 of the Plan.

     7.   Terms of Restricted Stock Awards.
          --------------------------------

          (a)  Rights to Acquire. Restricted Stock Awards may be issued
               -----------------
either alone, in addition to, or in tandem with cash awards made outside of the Plan. After the Administrator determines that it will offer Restricted Stock Awards under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to acquire and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Award Agreement in the form determined by the Administrator.

          (b)  Reacquisition Option.  Unless the Administrator determines
               --------------------
otherwise, the Restricted Stock Award Agreement shall grant the Company a reacquisition option exercisable upon the voluntary or involuntary termination of the participant's service with the Company for any reason (including death or Disability). The reacquisition option shall lapse at a rate determined by the Administrator.

          (c)  Other Provisions. The Restricted Stock Award Agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder.  Once the Restricted Stock Award is
               -----------------------
exercised, the participant shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her acquisition is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock Award is exercised, except as provided in Section 9 of the Plan.

     8.   Non-Transferability of Restricted Stock Awards.  Unless determined
          ----------------------------------------------
otherwise by the Administrator, a Restricted Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes a Restricted Stock Award transferable, such Restricted Stock Award shall contain such additional terms and conditions as the Administrator deems appropriate.

     9.   Adjustments Upon Changes in Capitalization, Dissolution, Merger
          ---------------------------------------------------------------
or Asset Sale.
-------------

          Changes in Capitalization.  Subject to any required action by the
          -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Restricted Stock Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to a Restricted Stock Award.

          Dissolution or Liquidation.  In the event of the proposed dissolution
          --------------------------
or liquidation of the Company, the Administrator shall notify each Awardee and holder of Restricted Stock as soon as practicable prior to the effective date of such proposed transaction. The Administrator may provide that any Company reacquisition right applicable to any Shares acquired upon exercise of a Restricted Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, a Restricted Stock Award will terminate immediately prior to the consummation of such proposed action.

          Merger or Asset Sale.  In the event of a merger of the Company with
          --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, the new substituted or additional securities received for the Restricted Stock shall be subject to the same reacquisition right by the Company or the successor corporation. In the event that the successor corporation refuses to assume or substitute for options issued by the Company, the holders of Restricted Stock shall fully vest in and the Company's reacquisition shall fully lapse as to all the Restricted Stock. If a Restricted Stock becomes fully vested in the event of a merger or sale of assets, the Administrator shall notify the holder of Restricted Stock in writing or electronically that the Restricted Stock shall be fully vested as of the date of the transaction.

10.  Date of Grant.  The date of grant of a Restricted Stock Award shall be, for
     -------------
     all purposes, the date on which the Administrator makes the determination granting such Restricted Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

11.  Amendment and Termination of the Plan.
     -------------------------------------

          Amendment and Termination.  The Board may at any time amend, alter,
          -------------------------
suspend or terminate the Plan.

          Shareholder Approval.  The Company shall obtain shareholder approval
          --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          Effect of Amendment or Termination.  No amendment, alteration,
          ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Restricted Stock Awards granted under the Plan prior to the date of such termination.

12.  Conditions Upon Issuance of Shares.
     ----------------------------------

          Legal Compliance.  Shares shall not be issued pursuant to the exercise
          ----------------
of a Restricted Stock Award unless the exercise of such Restricted Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          Investment Representations.   As a condition to the exercise of a
          --------------------------
Restricted Stock Award, the Company may require the person exercising such Restricted Stock Award to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

13.  Inability to Obtain Authority.  The inability of the Company to obtain
     -----------------------------
     authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.  Reservation of Shares.  The Company, during the term of this Plan, will at
     ---------------------
     all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.  Shareholder Approval.  The Plan shall be subject to approval by the
     --------------------
     shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                EXPONENT, INC.

                          RESTRICTED STOCK AWARD PLAN

                   NOTICE OF GRANT OF RESTRICTED STOCK AWARD

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

     [Grantee's Name and Address]

     You have been granted the right to acquire Common Stock of the Company, subject to the Company's Reacquisition Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Award), as follows:

     Grant Number                       _________________________

     Date of Grant                      _________________________

     Total Number of Shares Subject     _________________________
     to This Restricted Stock Award

     Expiration Date:                   _________________________

     YOU MUST EXERCISE THIS RESTRICTED STOCK AWARD BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO ACQUIRE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Restricted Stock Award is granted under and governed by the terms and conditions of the Restricted Stock Award Plan and the Restricted Stock Award Agreement, attached hereto as Exhibit A, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Award Agreement as a condition to acquiring any shares under this Restricted Stock Award Right.

GRANTEE:                            EXPONENT, INC.

_____________________               _______________________________
Signature                           By

_____________________               _______________________________
Print Name                          Title

                                   EXHIBIT A
                                   ---------

                                EXPONENT, INC.

                               STOCK AWARD PLAN

                       RESTRICTED STOCK AWARD AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Agreement.

     WHEREAS the Participant named in the Notice of Grant, (the "Participant") is a Service Provider, and the Participant's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Participant an opportunity to acquire an equity interest in the Company as an incentive for the Participant to participate in the affairs of the Company, the Administrator has granted to the Participant a Restricted Stock Award subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Award Agreement (the "Agreement").

     NOW THEREFORE, the parties agree as follows:

     1.   Transfer of Stock.  The Company hereby agrees to award to the
          -----------------
Participant and the Participant hereby agrees to accept shares of the Company's Common Stock (the "Shares").

     2.   Reacquisition Option.
          --------------------

     In the event the Participant ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Reacquisition Option (see Section 3), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Reacquisition Option") for a period of sixty (60) days from such date to receive, without payment or future consideration, up to that number of shares which constitute the Unreleased Shares (as defined in Section 3). The Reacquisition Option shall be exercised by the Company by delivering written notice to the Participant or the Participant's executor (with a copy to the Escrow Holder). Upon delivery of such notice, the Company shall become the legal and beneficial owner of the Shares being reacquired and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being reacquired by the Company.

     Whenever the Company shall have the right to reacquire Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's acquisition rights under this Agreement.

     3.   Release of Shares From Reacquisition Option.
          -------------------------------------------

          (a) One-third of the Shares shall be released from the Company's Reacquisition Option each year on the anniversary of the Date of Grant provided that the Participant does not cease to be a Service Provider prior to the date of any such release.

          (b) Any of the Shares that have not yet been released from the Reacquisition Option are referred to herein as "Unreleased Shares."

          (c) The Shares that have been released from the Reacquisition Option shall be delivered to the Participant at the Participant's request (see Section
5).

     4.   Restriction on Transfer.  Except for the escrow described in Section 6
          -----------------------
or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Reacquisition Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     5.   Escrow of Shares.
          ----------------

          (a) To ensure the availability for delivery of the Participant's Unreleased Shares upon reacquisition by the Company pursuant to the Repurchase Option, the Participant shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Participant attached hereto as Exhibit A-3, until such time as the Company's Reacquisition Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Reacquisition Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Reacquisition Option has been exercised or expires unexercised or a portion of the Shares has been released from the Reacquisition Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Participant, as the case may be.

          (e) Subject to the terms hereof, the Participant shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Reacquisition Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Reacquisition Option.

     6.   Legends.  The share certificate evidencing the Shares, if any,  issued
          -------
hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REACQUISITION AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     7.   Adjustment for Stock Split.  All references to the number of Shares in
          --------------------------
this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     8.   Tax Consequences.  The Participant has reviewed with the Participant's
          ----------------
own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the Fair Market Value of the Shares on the date of acquisition and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to reacquire the Shares pursuant to the Reacquisition Option. The Participant understands that the Participant may elect to be taxed at the time the Shares are acquired rather than when and as the Reacquisition Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

     THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

     9.   General Provisions.
          ------------------

          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the acquisition of the Shares by the Participant. Subject to Section 11(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

          (e) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Participant's signature below, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:  _____________________

PARTICIPANT:                            EXPONENT, INC.


__________________________________      _______________________________________
Signature                               By


__________________________________      _______________________________________
Print Name                              Title

                                  EXHIBIT A-2
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ____________________________________________ (__________) shares of the Common Stock of Exponent, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement (the "Agreement") between Exponent, Inc. and the undersigned dated ______________, 19__.

Dated: _______________, 19__


                                       Signature: ______________________________


INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Reacquisition Option, as set forth in the Agreement, without requiring additional signatures on the part of the Participant.

                                  EXHIBIT A-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

                                                                __________, 19__

Corporate Secretary
Exponent, Inc.
[Address]

Dear ___________:

     As Escrow Agent for both Exponent, Inc., a Delaware corporation (the "Company"), and the undersigned participant (the "Participant"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Reacquisition Option set forth in the Agreement, the Company shall give to Participant and you a written notice specifying the number of shares of stock to be reacquired and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee pursuant to the exercise of the Company's Reacquisition Option.

     3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Participant shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Participant, but no more than once per calendar year, unless the Company's Reacquisition Option has been exercised, you shall deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Company's Reacquisition Option. Within 90 days after Participant ceases to be a Service Provider, you shall deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not acquired by the Company or its assignees pursuant to exercise of the Company's Reacquisition Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

     COMPANY:                           Exponent, Inc.
                                          [Address]

     PARTICIPANT:                  _______________________

                                   _______________________

                                   _______________________



     ESCROW AGENT:                 Corporate Secretary
                                   Exponent, Inc.
                                   [Address]

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                                         Very truly yours,

                                         EXPONENT, INC.

                                         _____________________________________
                                         By

                                         _____________________________________
                                         Title

                                         PARTICIPANT:

                                         _____________________________________
                                         Signature

                                         _____________________________________
                                         Print Name

ESCROW AGENT:

_____________________________________
Corporate Secretary

                                  EXHIBIT A-4
                                  -----------

                               CONSENT OF SPOUSE
                               -----------------

     I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Award Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to acquire shares of Exponent, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19__

                                        _______________________________________
                                        Signature of Spouse

                                  EXHIBIT A-5
                                  -----------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                  TAXPAYER:                 SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:    TAXPAYER:                 SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: _____ shares (the "Shares") of the Common Stock of Exponent, Inc. (the "Company").

3.   The date on which the property was transferred is: ____________, 19__.

4.   The property is subject to the following restrictions:

     The Shares may be reacquired by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

     $_______________.

6.   The amount (if any) paid for such property is:

     $0.00            .
     ------------------

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: _________, 19__                  _____________________________________
                                        Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ________, 19__                   _____________________________________
                                        Spouse of Taxpayer